SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2003

RICHARDSON ELECTRONICS, LTD

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12906	36-2096643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, La Fox, IL	60147-0393
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 208-2200

Item 12.

The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        On October 10, 2003, Richardson Electronics issued a press release announcing stockholders' meeting and web conference availability. A copy of this press release is attached hereto as Exhibit 99.1.

        On October 15, 2003, Chairman and Chief Executive Officer, Edward J. Richardson hosted the annual shareholders' meeting to discuss the Company's performance and presented an overview of Richardsn Electronics' financial and operational results during the meeting. A copy of the Annual Meeting Presentation slides is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD

Dated: October 16, 2003	By:	/s/ DARIO SACOMANI
	Name:	Dario Sacomani
	Title:	Senior Vice President and Chief Financial Officer

EXHIBITS

99.1      Press Release by Richardson Electronics, Ltd. dated October 10, 2003 anouncing stockholders' meeting and web conference availability.

99.2      Annual Meeting Presentation Slides.